UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

IMAGIS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada V6E 3C9

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated November 4, 2004.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: November 4, 2004

By:

/s/ Wayne Smith

Wayne Smith

Vice President Finance, Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated November 4, 2004.

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS TO ARM BRITISH COLUMBIA POLICE WITH PROVINCE-WIDE MUGSHOT SHARING SYSTEM

VANCOUVER, CANADA, November 4, 2004 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) today executed a contract with PRIME Corp. of British Columbia, Canada to deploy the Imagis flagship InForce Arrest and Booking (InForce AB) software as an integrated component of the province-wide Police Records Information Management Environment (PRIME-BC). Alongside standard mugshot record storage and search capabilities, Imagis will provide sophisticated facial recognition technology to over 5000 police officers across more than 100 police jurisdictions throughout the province. The solution will enable officers to access critical information on unidentified arrestees or subjects of investigation using only a facial image, increasing the likelihood of positive identification. Accelerating identification of non-cooperative subjects enhances the safety of both officers and arrestees.

“We selected Imagis based the strength of the company’s reputation within the British Columbia police community, the operational value brought by the firm’s integration of facial recognition with key police processes, and the affordability with which that solution will interoperate with our existing Versadex Records Management System  called PRIME-BC,” said Russell Sanderson, General Manager of PRIME Corp.

The contract is valued in excess of $800,000 (CAN), and represents a portion of the $2.5 Million in sales agreements announced as under negotiation on September 17, 2004. Other contract negotiations continue.

“Imagis is excited to provide our data sharing, facial recognition, and booking technologies to the PRIME-BC project,” said Roy Trivett, CEO of Imagis Technologies. “It adds significant validation that our new business model is working. This solution facilitates interoperability and information sharing while still allowing participants to maintain control of their own data, a critical requirement in an environment characterized by tight regulations and laws surrounding access to information and privacy.”

To create the solution — which will be the first of its kind deployed to all police jurisdictions and officers within a single province or state — Imagis will utilize a new breed of application known as a computer “smart client”, which fuses the strengths of classic enterprise applications with the extensibility of Web services. The smart client operates on a platform combining two of the company’s core technologies: the Briyante Integration Environment and the Facial Recognition Engine. The result is a standards-based solution in a Services Oriented Architecture that can easily interoperate with the various and diverse database technologies deployed by justice agencies around the world. Imagis data integration solutions are already providing information sharing benefits to several large police jurisdictions in the United States, including King County, Washington.

The advantages of Imagis solutions are being realized by more organizations, not only those involved in the justice sector, but those with a need to share information, interoperate disparate systems, and who need to migrate precious data and business intelligence to newer, more standards-based platforms. The company has an excellent reputation for successful deployments and satisfied customers, and is looking toward a bright future as it expands its offerings to other markets.

About PRIME-BC

In May 1998, the B.C. Association of Chiefs of Police adopted the vision of a common information system for the Province of BC. This initiated the PRIME-BC project and Phase 1 has seen police officers in Port Moody, Vancouver, and Richmond (RCMP) be successfully converted from a paper-based records environment to an electronic one. Phase 1 of the project was delivered by E-Comm, Emergency Communications for Southwest BC Incorporated, which is an emergency communications corporation owned by public sector shareholders. Subsequent phases will be implemented by PRIME Corp., which is a wholly-owned subsidiary of E-Comm. BC is the first jurisdiction in the country to adopt a province-wide, online police records management system.

About Imagis Technologies

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated stunning reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Imagis: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.